Axos Financial, Inc. Investor Presentation May 2022 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The use of future tense or words “future plans,” “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, including new initiatives and expansion, the effects of the COVID-19 pandemic, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2021, Form 10-Q for the quarter ended March 31, 2022 and its last earnings press release. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Axos’ Business Model is Differentiated From Other Banks 3 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

4 Axos Bank1 (%) Banks Greater Than $10bn2 (%) Net interest income 4.30% 2.21% As % of average assets Salaries and benefits 0.82% 1.18% Premises, equipment and other non-interest expense 1.00% 1.02% Total non-interest expense 1.82% 2.20% Core business margin 2.48% 0.01% Our Business Model is More Profitable Because Our Costs are Lower and Our Assets are Higher-Yielding (1) For the three months ended December 31, 2021 – the most recent data on FDIC website “Statistics on Depository Institutions Report”. Axos Bank only, excludes Axos Financial, Inc. and non-bank subsidiaries to compare to FDIC data. Data retrieved May 2, 2022. (2) All Commercial Banks by asset size. FDIC reported for three months ended December 31, 2021. Total of 160 institutions >$10 billion. Data retrieved May 2, 2022.

5 Consumer Banking Commercial BankingSecurities Axos Financial’s Three Business Segments Provide the Foundation for Sustained Long-term Growth › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among business segments reduce overall cost of growth strategy Investment Thesis

53.6 61.8 0 50 100 Q3 2021 Q3 2022 Fiscal 2022 Third Quarter Highlights Compared with Fiscal 2021 Third Quarter 6 14,827 16,081 0 5,000 10,000 15,000 20,000 Q3 2021 Q3 2022 $ Millions Asset Growth $ Millions Net Income 11,613 12,733 0 5,000 10,000 15,000 Q3 2021 Q3 2022 $ Millions Deposit Growth 0.00 0.20 0.40 0.60 0.80 1.00 Q3 2021 Q3 2022 $ Diluted EPS Diluted EPS Return on Equity = 15.89% Return on Assets = 1.59% 8.5% 9.6% 12.1% 15.2% 0.91 1.02

1.58 1.74 1.88 2.48 2.98 3.56 4.04 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2016 2017 2018 2019 2020 2021 2022 Diluted EPS and Book Value Per Share Have Been Consistently Strong 7 Book Value Per Share (FY)Diluted EPS (FY) $ per share 14.9% CAGR $ per share 10.73 13.05 15.24 17.47 20.56 23.62 26.58 0.00 5.00 10.00 15.00 20.00 25.00 30.00 2016 2017 2018 2019 2020 2021 2022 14.4% CAGR Note: Company uses a June 30 fiscal year-end. FY2022 diluted EPS annualized from Q3 2022 data.

* Company uses a June 30 fiscal year-end. Q3 2022 data is for the 9 months ended March 31, 2022. Net Interest Margin Has been Stable/Rising Through a Variety of Interest Rate Cycles Stable Net Interest Margin, without HRB 3.90% 3.84% 3.76% 3.83% 3.92% 4.11% 1.60% 1.91% 2.40% 0.08% 0.08% 0.33% 2017 2018 2019 2020 2021 Q3 2022* NIM (Excluding HRB) Effective Fed Funds rate 8

Loan Portfolio More Sensitive to Rate Increases Today Compared to Last Fed Fund Rate Hike Starting in 2015 September 30, 2015 Variable – Rate 8% Hybrid 80% Fixed Rate 12% March 31, 2022 12% 80% 9% Fixed Hybrid Variable rate 9% 39%52% Fixed HybridVariable rate 9

In the money +50 Bps +100 Bps +150 Bps +200 Bps Interest Rate Components of Loan and Lease Portfolio At March 31, 2022 Floor Analysis – Variable-Rate Loans Fixed/Hybrid Years to Maturity / Repricing*Mix of Loan Repricing Types Variable 52% Hybrid 39% Fixed 9% 1,143 3,127 4,667 5,347 6,375 17% 46% 69% 79% 94% 691 1,338 2,700 4,178 5,856 6,321 6,336 6,408 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1/2 1 2 3 5 10 20 >20 Years $M $M * - Assumes Hybrids prepaying at 15% CPR 11% 21% 42% 65% 100%99%99%91% 10

11 Axos Clearing Net Interest Margin is Highly Rate Sensitive with De minimis Impact to Capital Clearing NIM 15c-3 Margin Lending Securities Borrowed Debt Net $ $395,034 +$11,467 -$832Securities Loaned $62,692 $323,922 $489,189 +$9,955 -$1,368 +$942 $270,418 2.52% 3.54% 0.35% 2.18% 0.17% Rate Volume Rate Volume Rate Volume Rate Volume Rate Volume Sensitivity to rate Securities Net Capital Impact 100% 75%-100% 100% 75%-100% 100% $ Thousands Annualized* Revs/Costs +$20,164* Annualized based on Q3 FY 2022 0% 0% 0% 0% 0%-10%

12 3.2 11.2 19.2 11.2 39.2 67.2 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Base plus 100 bps plus 200 bps Current Level Off-B/S Hypothetical $2.8B Off-B/S Annualized Fee Income $M(1) Securities segment provides approximately $2.8 billion of deposits that can be brought on balance sheet or pushed to partner banks to generate fee income › Provides stable, low/no-cost deposits that can be used to fund Axos Bank’s loan growth › Currently 15 partner banks hold approximately $800 million deposits off Axos Bank’s balance sheet › Significant upside to fee income if interest rates rise and/or more deposits are pushed to partner banks Optionality with Deposits from Axos Securities (1) Amount of fee income may be higher or lower, depending on how much deposits from Axos Securities are held on or off Axos Bank’s balance sheet.

Axos is a Top Quartile Performer Versus Bank Peer Group 13 Axos Bank Peer Group Percentile ROAA 1.84% 0.72% 94% Return on equity 18.06% 6.87% 94% G&A 1.78% 2.39% 18% Efficiency ratio 39.12% 69.04% 5% Source: Uniform Bank Performance Report (UBPR) as of 3/31/22; data retrieved 5/2/22. Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 3/31/22. The 94% on ROE means that the Bank outperformed 94% of all banks. The 18% G&A ranking means that only 18% of banks spend less on G&A than Axos. Peer group includes savings banks greater than $1 billion.

14 Net Loan Growth by Category for Third Quarter Ended March 31, 2022 Loans Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Jumbo Mortgage Multifamily Small Balance Commercial Lender Finance RE SF Warehouse Lending Asset-Based Lending Auto CRE Specialty Unsecured / OD Equipment Leasing Q3 FY22 $ Millions Other PPP Other Q2 FY22 $3,549 423 2,080 583 4,171 122 107 454 67 13 3 (137) (173) 63 116 436 0 11 37 5 0 Inc (Dec) $3,686 596 2,017 467 3,735 122 96 417 62 20 3 Commercial & Industrial Non-RE Lender Finance Non RE 676 742 (66) 998 793 205 $13,246 $ 12,756 $490 (7)

15 Multifamily Single family 56% 55% 55% 58% 57% 57% Average Mortgage Loan to Value $11,610 $11,711 $11,415 $11,879 $12,607 $13,094 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 56% 57% 56% 57% • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution Loan Growth Drivers Net Loans – Last Five Quarters ($ in Millions) Prudent Loan Growth With Low LTVs Note: Company uses a June 30 fiscal year-end. 55% 57%

16 3.6 4.2 5.9 6.9 6.8 7.3 1.4 1.4 1.6 1.5 1.6 1.6 5.0 5.6 7.5 8.4 8.4 8.9 0 1 2 3 4 5 6 7 8 9 10 2016 2017 2018 2019 2020 2021 $ Billions Loans for Investment Loans for Sale Strong Loan Origination Growth 12.0% 33.9% 12.0% › Organic growth in existing business lines • Multifamily geographic expansion • Agency and jumbo mortgage channel expansion • Small Balance Commercial Real Estate expansion • Large Balance Commercial / Specialty Real Estate expansion › Additional C&I verticals/product expansion › Retail auto lending launch › RIA M&A and succession lending Annual growth rate Fiscal Year Loan Originations Future Plans 12.2% 5-yr CAGR 0.0% 6.0% Expect Mid-Teens Loan Growth in FY 2023

17 Consumer Direct Distribution Partners Small Business Banking Commercial / Treasury Management Axos Securities Specialty Deposits Fiduciary Services Diversified Deposit Gathering Business Lines ‹ Full service digital banking, wealth management, and securities trading ‹ White-label banking ‹ Business banking with simple suite of cash management services ‹ Fiduciary services for trustees ‹ 1031 exchange firms ‹ Title and escrow companies ‹ HOA and property management ‹ Serves 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship ‹ Software allows servicing of SEC receivers and non-chapter 7 cases ‹ Full service treasury/cash management ‹ Team enhancements and geographic expansion ‹ Bank and securities cross-sell ‹ Broker-dealer client cash ‹ Broker-dealer reserve accounts $1.0 B $1.2 B $4.4 B $1.0 B $0.5 B $2.6 B $2.0 B Diversified Deposit Gathering * Deposit balances as of 3/31/22. There is an additional approximately $840 million off balance sheet.

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 March 31, 2022 Checking Growth (6/2013 – 3/2022) = 2,033% Savings Growth (6/2013 – 3/2022) = 384% 100% of Deposits = $2.1 billion 100% of Deposits = $12.7 billion Savings – IRA 24% 8% 2% 66%% 18

19 Axos Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts Customer Base and Deposit Volume is Well Distributed Throughout the United States

20 Commercial Loans and Deposits • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution • Unique value proposition encompassing industry expertise, product/technology, service levels and financial value Loan Growth Drivers Deposit Growth Drivers Spot Balance ($B’s) $4.45 $8.74 $3.01 $6.30 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Jun-19 Mar-22 Loans Deposits 27.84% CAGR 30.92% CAGR

Fee Income Growth and Diversification 8% Gain on Sale 14% Broker-Dealer Banking and Services Fee 50% Year Ended June 30, 2019 Nine Months Ended March 31, 2022 Bank Income (6/2019 – 3/2022) = -11% Securities Fee Income ** (6/2019 – 3/2022) = 344% 100% of Non-Interest Income = $82.9 million 100% of Non-Interest Income = $115.0 million* 45% 11% 11% 18% 6% 6% 7% Mortgage Banking Prepayment Penalty Banking and Services Fee Prepayment Penalty Mortgage Banking Broker-Dealer 26% * Note: non-interest income annualized for presentation in pie graph and comparison vs 6/30/19. ** Note: FY22 includes income from AAS business, which was acquired August 2, 2021. 21

Axos Securities Overview

Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs

Axos Securities

Axos Securities		
Axos Clearing Securities Clearing & Custody	69 IBDs 200 RIAs 265,000 Clients	
Axos Invest Digital Wealth & Personal Financial Management	24,000 Clients	
Axos Trading Self-Directing Trading	Launched Fiscal Q1 2022*	

Access to ~329,000 Clients

Consumer Banking
- Consumer Deposit Accounts
- ODL/Margin Accounts
- Jumbo Single Family Mortgage Loans

Commercial Banking
- Securities-Backed Lines of Credit
- Cash Management
- Commercial Property Refinancing

Digital Solutions
- Universal Digital Platform
- Account Opening Platform

*Retail crypto trading launch expected in 1H calendar 2022

22

Integrated Securities and Banking

Leveraging Bank's existing digital platforms allows for a unique integrated and flexible Banking and Securities product features


Onboard Clients Faster
"Single-Pane"
Rich Banking, Securities, and Crypto Features
Unified Service Model
End Clients
Universal Enrollment Platform
Universal Digital Bank Platform
Securities
Crypto
Banking
Salesforce Service Cloud + Five9

- Consumer Banking
- Self-Directed Trading
- Crypto Trading
- BD/RIA (Investors)

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24 ¹ InvestmentNews Top clearing and custody firms for financial advisers October 2021. Axos Clearing Overview  Leadership team with more than 100 years combined industry experience  More than 240 employees across Clearing and Custody  Nation’s 8th largest Clearing Services firm by number of broker-dealer clients¹.  Nation’s 4th largest Custodian by AUC  More than $40 billion in Clearing Services client assets  Axos Financial Inc., acquired E*TRADE Advisory Services in August 2021 Trailing Twelve Months (TTM) ending March 31, 2022 ($M) 52% 21% 20% 6% 1% Key Highlights TTM March 2021 TTM March 2022 Clearing Fees & Execution $18,098,111 $24,185,981 Securities Lending $5,768,200 $9,522,371 Margin Lending $9,223,695 $9,157,454 Sweep Interest $6,311,497 $2,975,479 Interest Income $1,713,989 $258,126 Total Revenues $41,115,494 $46,099,413 Clearing Fees & Execution Securities Lending Margin Lending Sweep Interest Interest Income

25 Secular Industry Trends Provide Opportunities for Axos Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management • RIAs need to reduce costs and streamline back- office ops • Automation frees up > time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs

Axos Advisor Services (AAS) At A Glance

axos

Liberty Provides a Comprehensive Turnkey Platform


Performance Reporting
Unified Managed Accounts
Easy Rebalancing
Automatic Reconciliation
Customer Relationship Management
Proposal Generation
Simplified Account Opening
eSignature
Tax Management Tools
Fee Billing

Serving 200 RIAs[1]
($1M+ AUC)

~$25B Assets Under Custody[2]

TAMPs	Traditional RIAs	Small RIAs
62% of Total AUC[3]	***35% of Total AUC[3]***	***3% of Total AUC[3]***
Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor	Gathers and manages assets, works directly with investor	Advisors with <$25M in AUC

Note: Data as of 3/31/2022
1. 200 total advisors on Liberty platform; advisors with <$1M AUC comprise <$4M in total assets
2. Includes $226M 401K AUC
3. Excludes $226M 401K AUC

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Axos Clearing Revenue Sensitivity to Key Metrics Increase in revenue related to key metrics – Illustrative Axos Clearing – excluding AAS AUC Increase $0.6M $1.2M $1.8M $2.4M $250M $500M $750M $1B Re ve nu e Increase in AUC *Analysis does not include any benefits from cash deposits held on balance sheet Lending Balances $1.7M $3.5M $5.2M $6.9M $0.9M $1.8M $2.7M $50M $100M $150M $200M Re ve nu e Margin Balances Sec Lending Balances Increase in Lending Balances $3.5M 27

28 Axos Clearing Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies* Cost Synergies* Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs *Not included in EPS accretion or tangible book value earn-back analysis

Axos Clearing Revenue Expansion

Leveraging lower-cost platform accelerates strategy to drive higher and more diverse revenues

New Growth Initiatives

- Investment in build out of Sales teams to cover growth markets including LATAM
- Axos Advisory Services
- Portfolio Margin
- Securities Backed Lines of Credit (SBLOC)
- Fintech brokerage APIs
- Crypto trading platform for brokers and financial advisors (offered via Axos Digital Assets, LLC)

Est. Revenue Contribution of New Growth Initiatives

FY2023 (%)


Total Fees
Active Trading
Fintech
SBLOC
Crypto
4
3
4
1
88

FY2024 (%)


Total Fees
Active Trading
Fintech
SBLOC
Crypto
7
3
10
6
74

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Business Segment Overview – Axos Invest  Free financial digital advisor that helps clients achieve their goals by automating the financial planning process.  Provides premium packages for clients who want additional value beyond our core services.  High Conversion Rates – Platform has been able to sustain 20% conversion rate with low client attrition.  Low Acquisition Costs– Compared to industry standards, historic acquisition costs have sub – $50/per client (funded account).  Sticky Accounts – Clients trust our advice with 49% following our recommendations within first week.  Do-It-Yourself Mass Market Core Services Customer Served Customer Behavior 24,000+ sticky customer accounts with opportunities to cross-sell banking and premium services 30

Attributes Axos SoFi Betterment Fidelity Go Business Model and Differentiators Low-cost, integrated Bank, Borrow, and Invest financial suite – best of both worlds with strong value for consumers Simple ETF allocation bundled with SoFi loans and free management and unlimited access to financial advisors Simple asset allocation and rebalancing model with low fees – Advisor access with premium subscription Simplified choice for investors who want an all-digital Robo- advisor Fee Structure (AUM) 0.24% Free 0.25% Free: AUM <$10k $3/M: AUM $10k-$49.9K 0.35% >$50k User Interface Simple and seamless feel across both platforms Very simple, easy to use, but generic Very simple, easy to use, but generic Very simple, easy to use, but generic Referral Program $20/Friend $50 in Stock/Friend Fee Waiver/Friend N/A Other Access to licensed relationship team and non-proprietary model marketplace No social responsible portfolio options IRA access limited to paid membership Only offers access to Fidelity Flex mutual funds Axos Invest Managed Portfolios Industry Comparison Integrated financial suite of products Highly personal servicing approach Key Differentiators 31

32 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform

axos

UDB offers a growing set of products, capabilities and supported user segments

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading, Crypto
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

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The Digital Experience Roadmap We continue to evolve our digital experience and provide modern solutions so financial services providers can have the speed, scalability, and flexibility they need to deliver better client experiences Roadmap for the Future White Label Universal Digital Bank White Label Enrollment White Label Digital Advisor Securities- Based Line of Credit Credit Card Cryptocurr ency 34

35 Vision Axos Digital Assets  Empower consumers with a secure crypto trading environment that unifies with everyday banking and brokerage.  Provide a flexible blockchain powered platform for issuance, trading, clearing, settlement, payment, and custodianship for digital instruments. Approach Retail (spread capture, transaction) Provide a two-sided marketplace for issuers and investors Axos Stablecoin (AXX) (interest income on reserves) Operate the core market infrastructure of AXX Clearing and Transaction Services (transaction, usage fees, spread capture) Provide API services to provide companies with a comprehensive suite of crypto, payments, and treasury services

36 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.

37 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.06 0.19 0.19 0.23 0.12 0.01 0.02 0.06 0.08 0.07 -0.05 0.00 0.05 0.10 0.15 0.20 0.25 FY17 FY18 FY19 FY20 FY21 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020.

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Liability (UCL) ($ in millions) 38 140.5 (1.9) 0.3 4.5 143.4 8.7 9.7 120 125 130 135 140 145 150 155 Dec 31, 2021 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries March 31, 2022 ACL + UCL UCLACL 1.0

39 Allowance for Credit Losses (ACL) by Loan Category as of March 31, 2022 Loans Single Family - Mortgage and Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Loan Balance $ Millions Other ACL $ $3,972.1 2,662.5 4,293.0 521.9 16.1 ACL % Commercial & Industrial Non-RE 1,780.6 $13,246.2 13.8 69.8 11.6 0.1 26.3 $21.8 $143.4 1.08% 1.63% 0.52% 0.55% 0.28% 2.22% 1.48%

Contact Information Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 40